Exhibit 99.2

CION Investment Corporation Fourth Quarter 2024 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, March 13 , 2025 as well as the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2024 that was filed with the Securities and Exchange Commission (the “SEC”) on March 13 , 2025 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of inflation and high interest rates on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 1. The discussion of the investment portfolio excludes short term investments. Fourth Quarter and Other Highlights – Ended December 31, 2024 • Net investment income and earnings per share for the quarter ended December 31 , 2024 were $ 0 . 35 per share and $ 0 . 10 per share, respectively ; • Net asset value per share was $ 15 . 43 as of December 31 , 2024 , compared to $ 15 . 73 as of September 30 , 2024 , a decrease of $ 0 . 30 per share, or 1 . 9% . The decrease was primarily due to mark - to - market price adjustments to the Company’s portfolio during the quarter ended December 31 , 2024 ; • As of December 31 , 2024 , the Company had $ 1 . 12 billion of total principal amount of debt outstanding, of which 38 % was comprised of senior secured bank debt and 62 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 27 x as of December 31 , 2024 compared to 1 . 18 x as of September 30 , 2024 ; • As of December 31 , 2024 , the Company had total investments at fair value of $ 1 . 82 billion in 105 portfolio companies across 24 industries . The investment portfolio was comprised of 86 . 1 % senior secured loans, including 86 . 0 % in first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 100 million, funded previously unfunded commitments of $ 12 million, and had sales and repayments totaling $ 48 million, resulting in a net increase to the Company's funded portfolio of $ 64 million ; • As of December 31 , 2024 , investments on non - accrual status amounted to 1 . 41 % and 3 . 22 % of the total investment portfolio at fair value and amortized cost, respectively, which are down from 1 . 85 % and 3 . 40% , respectively, as of September 30 , 2024 ; • During the quarter, the Company repurchased 170 , 617 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 11 . 74 per share for a total repurchase amount of $ 2 . 0 million . Through December 31 , 2024 , the Company repurchased a total of 3 , 769 , 171 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 10 . 16 per share for a total repurchase amount of $ 38 . 3 million ; • On October 3 , 2024 , the Company completed a public baby bond offering in the U . S . pursuant to which the Company issued $ 172 . 5 million of its unsecured 7 . 50 % Notes due 2029 , which listed and commenced trading on the NYSE under the ticker symbol "CICB" on October 9 , 2024 ; and • On February 13 , 2025 , the Company terminated its existing senior secured repurchase facility with UBS AG (“UBS”) and simultaneously entered into a new 3 - year, $ 125 million senior secured credit facility with UBS, under which the floating interest rate payable by the Company on all advances was reduced by 0 . 45 % per year, from the three - month SOFR plus a credit spread of 3 . 20 % per year to SOFR plus a credit spread of 2 . 75 % per year . DISTRIBUTIONS • For the quarter ended December 31 , 2024 , the Company paid a quarterly base distribution totaling $ 19 . 2 million, or $ 0 . 36 per share, and declared a year - end special distribution totaling $ 2 . 7 million, or $ 0 . 05 per share, which was paid on January 27 , 2025 to shareholders of record as of December 30 , 2024 ; and • On March 10 , 2025 , the Company’s co - chief executive officers declared a first quarter 2025 base distribution of $ 0 . 36 per share payable on April 11 , 2025 to shareholders of record as of March 28 , 2025 .

4 Selected Financial Highlights 1. The discussion of the investment portfolio excludes short term investments. 2. Total debt outstanding excludes netting of debt issuance costs. Please refer to page 11 for debt net of issuance costs. 3. Includes supplemental distributions of $ 0 . 05 per share during each quarter ended December 31 , 2023 and June 30 , 2024 and special year - end distributions of $ 0 . 15 per share and $ 0 . 05 per share during the quarters ended December 31 , 2023 and 2024 , respectively . Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 ($ in millions) $1,841 $1,741 $1,823 $1,753 $1,820 Investment portfolio, at fair value (1) $1,092 $1,070 $1,070 $1,070 $1,117 Total debt outstanding (2) $880 $863 $861 $839 $821 Net assets 1.24x 1.24x 1.24x 1.28x 1.36x Debt - to - equity 1.10x 1.03x 1.13x 1.18x 1.27x Net debt - to - equity $60.0 $73.6 $61.4 $59.6 $57.9 Total investment income $21.8 $32.6 $23.0 $21.6 $18.7 Net investment income $29.2 $(26.1) $(0.6) $(22.0) $(13.2) Net realized and unrealized (losses) gains $51.0 $6.4 $22.4 $(0.4) $5.5 Net increase (decrease) in net assets resulting from operations Per Share Data $16.23 $16.05 $16.08 $15.73 $15.43 Net asset value per share $0.40 $0.60 $0.43 $0.40 $0.35 Net investment income per share $0.54 $(0.48) $(0.01) $(0.41) $(0.25) Net realized and unrealized (losses) gains per share $0.94 $0.12 $0.42 $(0.01) $0.10 Earnings per share $0.54 $0.34 $0.41 $0.36 $0.41 Distributions declared per share (3)

Investment Activity

- New investment commitments for the quarter were $106 million, of which $100 million were funded and $6 million were unfunded.
- New investment commitments were made across 5 new and 15 existing portfolio companies.
- Fundings of previously unfunded commitments for the quarter were $12 million.
- Sales and repayments totaled $48 million for the quarter, which included the full exit of investments in 2 portfolio companies, all via repayment.[1]

($ in millions)	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
New investment commitments	$106	$97	$148	$125	$152
Funded	$100	$78	$137	$107	$147
Unfunded	$6	$19	$11	$18	$5
Fundings of previously unfunded commitments	$12	$15	$10	$4	$7
Repayments	$(47)	$(129)	$(77)	$(190)	$(83)
Sales	$(1)	$(25)	$0	$(17)	$0
Net funded investment activity	**$64**	**$(61)**	**$70**	**$(96)**	**$71**
Total Portfolio Companies	**105**	**103**	**107**	**109**	**111**

Note - The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than the loan's maturity date.

CION INVESTMENTS

[1] - The Company wrote off its entire investment in 1 additional portfolio company during the quarter ended December 31, 2024.

5

6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 100% 96% 93% 7% 99% 1% 84% 13% 0%* 0%* 0%* 0%* 0%* 0%* 1% 85% 2% 14% 86% 13% 1% 84% 1% 14% 15% 1% 1% 93% 7% 85% 0%* 0%* 0%* 2% 2%

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q4 2024 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments 1. The discussion of the investment portfolio excludes short term investments. * - Less than 1%. Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Rating 5.3% 0.0%* 1.3% 0.6% 2.0% 1 87.2% 88.5% 88.3% 85.7% 85.8% 2 6.5% 10.4% 9.0% 11.8% 10.6% 3 0.6% 0.7% 1.1% 1.5% 1.3% 4 0.4% 0.4% 0.3% 0.4% 0.3% 5 100.0% 100.0% 100.0% 100.0% 100.0% Total

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 8 (1) See endnote 4 in our press release filed with the SEC on March 13 , 2025 . (2) See endnote 5 in our press release filed with the SEC on March 13 , 2025 . (3) See endnote 6 in our press release filed with the SEC on March 13 , 2025 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of December 31, 2024) (4) Investment Portfolio $1,890.6 million Total investments and unfunded commitments $70.7 million Unfunded commitments $1,819.9 million Investments at fair value 12.28 % Yield on debt and other income producing investments at amortized cost (1) 12.74 % Yield on performing loans at amortized cost (1) 10.96 % Yield on total investments at amortized cost Portfolio Companies 105 Number of portfolio companies 5.02x Weighted average leverage (net debt/EBITDA) (2) 2.07x Weighted average interest coverage (2) $34.2 million Median EBITDA (3) Industry Diversification (4) % of Investment Portfolio Industry 15.7 % Services: Business 11.0 % Healthcare & Pharmaceuticals 8.8 % Retail 7.1 % Media: Diversified & Production 6.4 % Energy: Oil & Gas 51.0 % Other (≤ 6.2% each) 86.1% Senior Secured Debt Investments

Quarterly Operating Results

All figures in thousands, except share and per share data	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Investment income					
Interest income[1]	$ 51,364	$ 53,390	$ 53,863	$ 69,654	$ 56,403
Dividend income	653	434	5,152	27	128
Fee income	5,877	5,803	2,342	3,873	3,468
Total investment income	**$ 57,894**	**$ 59,627**	**$ 61,357**	**$ 73,554**	**$ 59,999**
Expenses					
Management fees	$ 6,762	$ 6,854	$ 6,841	$ 6,864	$ 6,893
Interest and other debt expenses	25,244	23,551	23,773	24,302	24,023
Incentive fees	3,963	4,586	4,871	6,914	4,615
Other operating expenses	3,120	3,039	2,905	2,876	2,650
Total expenses before taxes	**$ 39,089**	**$ 38,030**	**$ 38,390**	**$ 40,956**	**$ 38,181**
Income tax expense (benefit), including excise tax	119	(21)	4	5	60
Net investment income after taxes	**$ 18,686**	**$ 21,618**	**$ 22,963**	**$ 32,593**	**$ 21,758**
Net realized (loss) gain and unrealized (depreciation) appreciation on investments					
Net realized (loss) gain	$ (2,238)	$ 3,938	$ (20,277)	$ (9,736)	$ (351)
Net change in unrealized (depreciation) appreciation	(10,990)	(25,935)	19,692	(16,412)	29,585
Net realized and unrealized (losses) gains	**$ (13,228)**	**$ (21,997)**	**$ (585)**	**$ (26,148)**	**$ 29,234**
Net increase (decrease) in net assets resulting from operations	**$ 5,458**	**$ (379)**	**$ 22,378**	**$ 6,445**	**$ 50,992**
Per share data					
Net investment income	$ 0.35	$ 0.40	$ 0.43	$ 0.60	$ 0.40
Net realized (loss) gain and unrealized (depreciation) appreciation on investments	$ (0.25)	$ (0.41)	$ (0.01)	$ (0.48)	$ 0.54
Earnings per share	$ 0.10	$ (0.01)	$ 0.42	$ 0.12	$ 0.94
Distributions declared per share[2]	$ 0.41	$ 0.36	$ 0.41	$ 0.34	$ 0.54
Weighted average shares outstanding	53,268,577	53,439,316	53,595,624	53,960,698	54,292,065
Shares outstanding, end of period	53,189,269	53,359,886	53,525,623	53,760,605	54,184,636

1. Includes certain prepayment fees, exit fees, accelerated OID and paid-in-kind interest income.
2. Includes supplemental distributions of $0.05 per share during each quarter ended December 31, 2023 and June 30, 2024 and special year-end distributions of $0.15 per share and $0.05 per share during the quarters ended December 31, 2023 and 2024, respectively.

CION INVESTMENTS 9

Quarterly Balance Sheet 10 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 All figures in thousands, except per share data and asset coverage ratio Assets $ 1,954,270 $ 1,870,837 $ 1,906,125 $ 1,806,229 $ 1,888,688 Investments, at fair value 8,415 48,482 9,798 29,765 7,670 Cash 36,724 36,366 40,841 49,446 45,140 Interest receivable on investments 967 11,452 2,631 28,604 2,965 Receivable due on investments sold — — 129 76 — Dividend receivable on investments 1,348 1,137 942 1,501 1,265 Prepaid expenses and other assets $ 2,001,724 $ 1,968,274 $ 1,960,466 $ 1,915,621 $ 1,945,728 Total Assets Liabilities & Net Assets $ 1,081,701 $ 1,060,455 $ 1,061,710 $ 1,054,919 $ 1,099,187 Financing arrangements (net of debt issuance costs) (1) 4,692 21,041 11,789 — 1,019 Payable for investments purchased 1,036 743 1,031 1,316 1,034 Accounts payable and accrued expenses 10,231 8,556 9,614 7,201 8,244 Interest payable 6,893 6,864 6,841 6,854 6,761 Accrued management fees 4,615 6,914 4,871 4,586 3,964 Accrued subordinated incentive fee on income 2,156 642 1,128 1,515 2,006 Accrued administrative services expense — — — 40 40 Share repurchase payable 10,837 — 2,676 — 2,663 Shareholder distribution payable $ 1,122,161 $ 1,105,215 $ 1,099,660 $ 1,076,431 $ 1,124,918 Total Liabilities $ 879,563 $ 863,059 $ 860,806 $ 839,190 $ 820,810 Total Net Assets $ 2,001,724 $ 1,968,274 $ 1,960,466 $ 1,915,621 $ 1,945,728 Total Liabilities and Net Assets $ 16.23 $ 16.05 $ 16.08 $ 15.73 $ 15.43 Net Asset Value per share 1.81 1.81 1.80 1.78 1.73 Asset coverage ratio (2) 1. The Company had debt issuance costs of $ 18 , 156 as of December 31 , 2024 , $ 14 , 925 as of September 30 , 2024 , $ 8 , 134 as of June 30 , 2024 , $ 9 , 388 as of March 31 , 2024 and $ 10 , 643 as of December 31 , 2023 . 2. Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

11 Q4 2024 Net Asset Value Bridge Per Share Data

12 2024 Net Asset Value Bridge Per Share Data

13 Maturity Date Interest Rate Principal Amount Outstanding Total Commitment Amount 6/15/2027 S + 2.55% (2) $325 $406 JPM Credit Facility 12/30/2029 7.50% 173 173 Unsecured Notes, 2029 (1) 1/15/2025 S + 3.20% 100 150 UBS Facility 2/11/2026 4.50% 125 125 Unsecured Notes, 2026 (1) 8/31/2026 S + 3.82% 115 115 Series A Unsecured Notes, 2026 (1) 11/8/2027 S + 4.75% 100 100 Unsecured Notes, Tranche A, 2027 (1) 11/8/2027 S + 3.90% 100 100 Unsecured Notes, Tranche B, 2027 (1) 4/27/2027 S + 3.50% 50 50 2022 Unsecured Term Loan (1) 9/30/2027 S + 3.80% 30 30 2024 Unsecured Term Loan (1) 7.8% $1,117 $1,249 Total Debt Debt Summary DEBT MATURITIES* ($ in millions) DEBT SCHEDULE* ($ in millions) $131 million in available capacity within existing senior secured facilities * As of December 31, 2024. In February 2025, we closed a new 3 - year, $125 million senior secured credit facility with UBS (S + 2.75%). 1. Investment grade credit rating. 2. The Company will pay an annual administrative fee of 0.20% on JPM's total financing commitment.

14 Distribution Per Share and Distribution Coverage 1 1. Includes special year - end and/or supplemental distributions of $0.05, $0.20, $0.05 and $0.05 per share during Q3 2023, Q4 2023, Q2 2024 and Q4 2024, respectively. Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 $0.35 $0.40 $0.43 $0.60 $0.40 $0.55 $0.43 $0.54 Net Investment Income (per share) $0.41(1) $0.36 $0.41(1) $0.34 $0.54(1) $0.39(1) $0.34 $0.34 Distribution (per share) 0.85x 1.11x 1.05x 1.76x 0.74x 1.41x 1.26x 1.59x Distribution coverage